                                   THE STRONG
                                   ----------

                               OPPORTUNITY FUND II

                        =================================
                        ANNUAL REPORT o DECEMBER 31, 1998
                        =================================

                               TABLE OF CONTENTS

INVESTMENT REVIEW
    The Strong Opportunity Fund II ........................................2

FINANCIAL INFORMATION
    Schedule of Investments in Securities .................................4
    Statement of Assets and Liabilities ...................................6
    Statement of Operations ...............................................6
    Statements of Changes in Net Assets ...................................7
    Notes to Financial Statements .........................................8

FINANCIAL HIGHLIGHTS .....................................................10

REPORT OF INDEPENDENT ACCOUNTANTS ........................................11



                        [PHOTO OF STRONG FUNDS BUILDING]


                                  [STRONG LOGO]

                            STRONG INVESTMENTS, INC.
                   P.O. Box 2936 o Milwaukee, Wisconsin 53201
              Strong Funds are offered by prospectus only. 10089L98

                                     ===========
                          THE STRONG OPPORTUNITY FUND II
                          -----------===========--------
FUND
 HIGHLIGHTS

o For the year ended December 31, 1998, the Strong Opportunity Fund II returned 13.54% versus 19.11% for the S&P 400 Midcap Stock Index.*

o    The two areas of outperformance  this year were cable/media and technology.

o The price of cable/media stocks rose as investors recognized the area's improved cash flow, and market potential for the services these companies offer.

o During the fourth quarter, our investment methodology allowed us to find areas of opportunity in the technology sector.

-----------------------------------------

              AVERAGE ANNUAL
             TOTAL RETURNS (1)
              As of 12-31-98

         1-year           13.54%

         3-year           18.95%

         5-year           17.01%

Since Inception           19.06%
    (on 5-8-92)

-----------------------------------------

              FIVE LARGEST
             STOCK HOLDINGS
             As of 12-31-98

SECURITY                  % OF NET ASSETS

Tele-Communications, In              4.1%

Sun Microsystems, Inc.               2.0%

AirTouch Communications              1.9%

Corning, Inc.                        1.9%

Whitman Corporation                  1.9%

Please see the Schedule of Investments
in Securities for a complete listing of the Fund's portfolio.


PERSPECTIVES
FROM THE MANAGERS

/s/Richard Trent Weiss     /s/Marina Carlson
Richard T. Weiss           Marina Carlson
Portfolio Co-manager       Portfolio Co-manager

--------------------------------------------------------------------------------

The successful overweight positions of the Strong Opportunity Fund II have been in the areas of cable/media and technology. Some of our strongest stocks in 1998 included Cable & Wireless, Sun Microsystems and Texas Instruments. We still have confidence in these areas, but have taken profits in both groups as valuations have risen and the risk/reward profile that existed when we purchased our positions has changed. Cable/media should continue to do well, because demand for these services tends to remain strong even in a weakening economic environment. We have begun to moderately reduce our exposure to technology, as the area's valuations--measured by comparing a stock's price versus its earnings potential--have risen to relatively high levels and company earnings prospects are somewhat optimistic.

One area where we were overly optimistic during 1998 was energy. We felt stock valuations were favorable given a reasonable forecast for oil prices after factoring in marginally less demand from Asia. Unfortunately, the deflationary effect from Asia, coupled with an exceptionally warm winter, led to a deterioration of the supply/ demand balance and falling oil prices. We are cautiously optimistic about the fundamentals for natural gas and energy, and believe this group possesses reasonable value over the long term.

As we look out over the next six months we expect the economy to continue to slow, along with the earnings prospects for most companies. This scenario would seem to dictate that the narrowness of the market would continue for


                                            ------------------------------------

                                                    PRESENTLY, WE FIND

                                                    EXCEPTIONAL VALUE

                                                    IN SMALLER STOCKS

                                                   WHEN WE LOOK AT THE

                                                   COMBINATION OF PRICE

                                                  AND EARNINGS POTENTIAL,

                                                   AS COMPARED TO THOSE

                                                   OF LARGE CAP STOCKS.

                                            ------------------------------------

--------------------------------------------------------------------------------

(1) The Fund's returns include the effect of deducting the Fund's expenses, but do not include charges and expenses attributable to any particular insurance product. Including such insurance fees and expenses in the Fund's return quotations has the effect of decreasing the performance quoted.

the near future. From a historical perspective, small- and mid-cap stocks are at disproportionately low valuations compared to large-cap stocks. It is hard to predict the point where small- and mid-cap stocks will begin to outperform, but we have noted that under similar situations in the past, smaller stocks have enjoyed a rally that resulted in solid outperformance. The present market conditions are quite similar to the 1968 to 1973 market where we observed the "Nifty Fifty" effect. It is our belief that the market will turn back to smaller stocks, as it did during the 10-year period following the market top of 1973 when smaller stocks outperformed larger stocks by an average of 18% annually.

Presently, we find exceptional value in smaller stocks when we look at the combination of price and earnings potential, as compared to those of large cap stocks. As a result, from a fundamental valuation discipline we are very optimistic. While investors may be tempted to sell mid-cap stocks because they have been underperforming, in doing so they may miss the point of subsequent outperformance.

We thank you for investing in the Strong Opportunity Fund II, and look forward to continuing to help you achieve your financial goals.


                     GROWTH OF AN ASSUMED $10,000 INVESTMENT
                             From 5-8-92 to 12-31-98
[GRAPH]
                   THE STRONG           S&P 500       Lipper Growth
               OPPORTUNITY FUND II    Stock Index*     Funds Index*

       4-92          10,000             10,000            10,000
      12-92          11,617             10,680            10,922
      12-93          14,541             11,756            12,230
      12-94          15,064             11,912            12,038
      12-95          18,953             16,388            15,968
      12-96          22,393             20,151            18,768
      12-97          28,093             26,874            24,029
      12-98          31,898             34,553            30,203


This graph, provided in accordance with SEC regulations, compares a $10,000 investment in the Fund, made at its inception, with the performance of the Standard & Poor's 500 Stock Index ("S&P 500") and the Lipper Growth Funds Index. Results include the reinvestment of all dividends and capital gains distributions. Performance is historical and does not represent future results. Investment returns and principal value vary, and you may have a gain or loss when you sell shares. To equalize time periods, the indexes' performance was prorated for the month of May 1992.

--------------------------------------------------------------------------------

* The S&P 500 is an unmanaged index generally representative of the U.S. stock market. The S&P MidCap 400 Stock Index is an unmanaged index generally representative of the U.S. market for medium cap stocks. The Lipper Growth Funds Index is an equally-weighted performance index of the largest qualifying funds in this Lipper category. Source of the S&P index data is Standard & Poor's Micropal. Source of the Lipper index data is Lipper, Inc.


YOUR FUND'S
 APPROACH

THE STRONG OPPORTUNITY FUND II FOCUSES ON STOCKS OF MEDIUM-SIZE COMPANIES THAT OFFER STRONG GROWTH POTENTIAL, BUT ARE UNDERPRICED. RATHER THAN RELY ON TRADITIONAL WALL STREET RESEARCH, WE APPLY OUR PROPRIETARY PRIVATE MARKET VALUE APPROACH TO FIND STOCKS FOR THE FUND. WE FIRST CONSIDER COMPANIES (AND INDUSTRIES) THAT ARE OUT OF FAVOR. THEN WE DETERMINE THE PRICE WE BELIEVE AN INVESTOR WOULD BE WILLING TO PAY FOR AN ENTIRE COMPANY--ITS PRIVATE MARKET VALUE. A COMPANY WHOSE STOCK PRICE IS LOWER THAN ITS PRIVATE MARKET VALUE MAY BE ADDED TO THE PORTFOLIO.

--------------------------------------------------------------------------------

MARKET
 HIGHLIGHTS

o The economy in 1998 remained relatively healthy as we enjoyed a moderate gain in corporate earnings.

o    We are in the seventh year of rising profits, the longest run in history.

o A majority of companies in the stock market have begun to experience a deceleration in the rate of profit growth over the past few quarters, resulting in a very narrow market where the 20 top growth stocks (by capitalization) in the S&P 500 Stock Index (S&P 500)* are accounting for the bulk of its gains. In fact, through mid-December, this group of 20 stocks accounted for 56.0% of total gain of the S&P 500--and 61% of the return of all growth stocks.

SCHEDULE OF INVESTMENTS IN SECURITIES                         DECEMBER 31, 1998
--------------------------------------------------------------------------------
================================================================================
                         STRONG OPPORTUNITY FUND II
================================================================================
                                                       Shares or
                                                       Principal       Value
                                                         Amount       (Note 2)
--------------------------------------------------------------------------------
COMMON STOCKS 84.5%
Airline 0.3%
Air New Zealand, Ltd. Class B                          1,158,700     $ 1,815,203
Delta Air Lines, Inc.                                     17,300         899,600
                                                                     -----------
                                                                       2,714,803
Auto & Truck Parts 1.2%
Magna International, Inc. Class A                        171,000      10,602,000

Bank - Money Center 2.9%
BankAmerica Corporation                                  192,961      11,601,780
Chase Manhattan Corporation                              187,000      12,727,687
ING Groep NV                                              30,000       1,827,614
UBS AG - Registered Shares (b)                             1,400         430,142
                                                                     -----------
                                                                      26,587,223
Bank - Super Regional 2.2%
Mellon Bank Corporation                                   94,000       6,462,500
Wells Fargo Company                                      340,000      13,578,750
                                                                     -----------
                                                                      20,041,250
Beverage - Soft Drink 1.9%
Whitman Corporation                                      671,900      17,049,462

Chemical - Specialty 3.5%
Morton International, Inc.                               445,000      10,902,500
Praxair, Inc.                                            288,000      10,152,000
Solutia, Inc.                                            470,000      10,516,250
                                                                     -----------
                                                                      31,570,750
Computer - Peripheral Equipment 3.3%
American Power Conversion Corporation (b)                244,000      11,818,750
Quantum Corporation (b)                                  590,000      12,537,500
Seagate Technology, Inc. (b)                             197,800       5,983,450
                                                                     -----------
                                                                      30,339,700
Computer - Personal & Workstation 2.0%
Sun Microsystems, Inc. (b)                               216,000      18,495,000

Computer Software 1.8%
Cadence Design Systems, Inc. (b)                         510,500      15,187,375
Sybase, Inc. (b)                                         173,600       1,285,725
                                                                     -----------
                                                                      16,473,100
Diversified Operations 2.2%
Corning, Inc.                                            390,000      17,550,000
Siebe PLC                                                552,000       2,163,698
                                                                     -----------
                                                                      19,713,698
Electric Power 1.5%
NIPSCO Industries, Inc.                                  450,600      13,715,137

Electronic Parts Distribution 1.6%
Avnet, Inc.                                              190,000      11,495,000
Marshall Industries (b)                                  113,000       2,768,500
                                                                     -----------
                                                                      14,263,500
Electronic Products - Miscellaneous 3.1%
AVX Corporation                                          744,900      12,616,744
General Motors Corporation Class H (b)                   385,500      15,299,531
                                                                     -----------
                                                                      27,916,275
Electronics - Semiconductor/Component 1.9%
Micron Technology, Inc. (b)                               90,000       4,550,625
Texas Instruments, Inc.                                  148,000      12,663,250
                                                                     -----------
                                                                      17,213,875
Food 3.1%
ConAgra, Inc.                                            424,300      13,365,450
Unilever NV                                              173,700      14,406,244
                                                                     -----------
                                                                      27,771,694
Healthcare - Medical Supply 1.4%
Sybron International Corporation (b)                     484,300      13,166,906

Healthcare - Patient Care 3.7%
Healthsouth Corporation (b)                              740,700      11,434,556
Tenet Healthcare Corporation (b)                         456,100      11,972,625
United Healthcare Corporation                            249,800      10,757,013
                                                                     -----------
                                                                      34,164,194
Insurance - Diversified 1.5%
CIGNA Corporation                                        172,700      13,351,869

Insurance - Multi-Line 0.0%
Skandia Forsakrings AB                                    15,000         229,502

Insurance - Property & Casualty 4.4%
ACE, Ltd.                                                389,900      13,427,181
American International Group, Inc.                       144,500      13,962,312
Hartford Financial Services Group, Inc.                  223,700      12,275,538
                                                                     -----------
                                                                      39,665,031
Media - Publishing 2.8%
The E.W. Scripps Company Class A                         264,100      13,138,975
Tribune Company                                          191,700      12,652,200
                                                                     -----------
                                                                      25,791,175
Media - Radio/TV 7.2%
Comcast Corporation Class A                              235,000      13,791,562
Cox Communications, Inc. Class A (b)                     211,000      14,585,375
Tele-Communications, Inc. Liberty Media Group
  Series A (b)                                           405,000      18,655,313
Tele-Communications, Inc. TCI Group Series A (b)         340,000      18,806,250
                                                                     -----------
                                                                      65,838,500
Natural Gas Distribution 4.3%
Columbia Energy Group                                    219,300      12,664,575
Enron Corporation                                        251,900      14,374,044
The Williams Companies, Inc.                             387,600      12,088,275
                                                                     -----------
                                                                      39,126,894
Oil - International Integrated 1.2%
Chevron Corporation                                      130,000      10,781,875
Fortum Corporation (b)                                    42,000         259,590
                                                                     -----------
                                                                      11,041,465
Oil - North American Exploration & Production 3.5%
Barrett Resources Corporation (b)                        407,000       9,768,000
Devon Energy Corporation                                 386,500      11,860,719
Noble Affiliates, Inc.                                   435,000      10,711,875
                                                                     -----------
                                                                      32,340,594
Oil - North American Integrated 1.0%
USX-Marathon Group                                       308,400       9,290,550

Oil Well Equipment & Service 3.4%
BJ Services Company (b)                                  644,700      10,073,437
Cooper Cameron Corporation (b)                           383,500       9,395,750
Weatherford International, Inc. (b)                      583,000      11,295,625
                                                                     -----------
                                                                      30,764,812
Precious Metal/Gem/Stone 1.0%
Barrick Gold Corporation                                 461,500       8,999,250

Real Estate 1.5%
Archstone Communities Trust                              274,700       5,562,675
Ayala Land, Inc.                                       1,184,600         336,273
Post Properties, Inc.                                    185,700       7,137,844
Shortland Properties, Ltd.                             1,041,000         366,660
                                                                     -----------
                                                                      13,403,452
Retail - Department Store 1.2%
May Department Stores Company                            185,500      11,199,562

Retail - Food Chain 1.2%
The Kroger Company (b)                                   185,700      11,234,850

--------------------------------------------------------------------------------
================================================================================
                     STRONG OPPORTUNITY FUND II (continued)
================================================================================
                                                        Shares or
                                                        Principal      Value
                                                         Amount       (Note 2)
--------------------------------------------------------------------------------
Retail - Major Chain 1.4%
Kmart Corporation (b)                                    798,000    $ 12,219,375
Sears Canada, Inc.                                        65,300         747,140
                                                                    ------------
                                                                      12,966,515
Retail - Specialty 1.7%
Office Depot, Inc. (b)                                   410,000      15,144,375

Telecommunication Equipment 0.1%
Alcatel SA ADR                                            55,000       1,344,063

Telecommunication Service 6.4%
AirTouch Communications, Inc. (b)                        244,000      17,598,500
Cable & Wireless Communications PLC (b)                  249,000       2,260,898
Cable & Wireless Communications PLC
  Sponsored ADR (b)                                      234,400      10,635,900
MediaOne Group, Inc.                                     352,900      16,586,300
Omnipoint Corporation (b)                                635,200       5,915,300
Paging Network, Inc. (b)                               1,096,600       5,140,313
                                                                    ------------
                                                                      58,137,211
Telephone 1.6%
Telephone & Data Systems, Inc.                           319,800      14,371,013

Trucking 1.5%
CNF Transportation, Inc.                                 372,000      13,973,250
--------------------------------------------------------------------------------
TOTAL COMMON STOCKS(Cost $616,595,780)                               770,012,500
--------------------------------------------------------------------------------

SHORT-TERM INVESTMENTS (a) 15.1%
COMMERCIAL PAPER 0.2%
INTEREST BEARING, DUE UPON DEMAND
General Mills, Inc., 5.23%                          $    396,000         396,000
Pitney Bowes Credit Corporation, 5.23%                   675,700         675,700
Warner Lambert Company, 5.18%                            203,800         203,800
Wisconsin Corporate Central Credit Union, 5.30%          819,100         819,100
                                                                    ------------
                                                                       2,094,600
REPURCHASE AGREEMENTS 14.9%
Goldman Sachs Group, L.P. (Dated 12/31/98),
  4.55%, Due 1/04/99 (Repurchase proceeds
  $136,068,756); Collateralized by: $119,145,000
  United States Treasury Bonds, 6.50%,
  Due 11/15/26 (Market Value $138,803,925) (c)       136,000,000     136,000,000
--------------------------------------------------------------------------------
TOTAL SHORT-TERM INVESTMENTS (COST $138,094,600)                     138,094,600
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
TOTAL INVESTMENTS IN SECURITIES (COST $754,690,380) 99.6%            908,107,100
Other Assets and Liabilities, Net 0.4%                                 3,633,665
--------------------------------------------------------------------------------
NET ASSETS 100.0%                                                   $911,740,765
================================================================================


WRITTEN OPTIONS ACTIVITY
--------------------------------------------------------------------------------
                                                       Contracts      Premiums
--------------------------------------------------------------------------------
Options outstanding at beginning of period                  --      $       --
Options written during the period                        4,115       1,830,896
Options closed                                          (1,730)       (907,183)
Options expired                                         (2,385)       (923,713)
Options exercised                                           --              --
                                                         -----      ----------
Options outstanding at end of period                        --      $       --
                                                         =====      ==========

Closed options resulted in a capital gain of $1,510,652.

--------------------------------------------------------------------------------
LEGEND
--------------------------------------------------------------------------------
(a) Short-term investments include any security which has a maturity of less than one year.
(b)  Non-income  producing  security.
(c)  See Note 2(I) of Notes to Financial Statements.

Percentages are stated as a percent of net assets.

See Notes to Financial Statements.

STATEMENT OF ASSETS AND LIABILITIES
--------------------------------------------------------------------------------
December 31, 1998
                                                                    Strong
                                                             Opportunity Fund II
                                                             -------------------
ASSETS:
  Investments in Securities, at Value
    (Cost of $754,690,380)                                       $908,107,100
  Receivable for Securities Sold                                    7,920,029
  Dividends and Interest Receivable                                   550,513
  Other Assets                                                         55,250
                                                                 ------------
  Total Assets                                                    916,632,892

LIABILITIES:
  Payable for Securities Purchased                                  4,737,068
  Accrued Operating Expenses and Other Liabilities                    155,059
                                                                 ------------
  Total Liabilities                                                 4,892,127
                                                                 ------------
NET ASSETS                                                       $911,740,765
                                                                 ============

NET ASSETS CONSIST OF:
  Capital Stock (par value and paid-in capital)                  $663,427,177
  Accumulated Net Realized Gain                                    94,895,020
  Net Unrealized Appreciation                                     153,418,568
                                                                 ------------
  Net Assets                                                     $911,740,765
                                                                 ============

Capital Shares Outstanding (Unlimited Number Authorized)           41,980,342

NET ASSET VALUE PER SHARE                                              $21.72
                                                                       ======

STATEMENT OF OPERATIONS
--------------------------------------------------------------------------------------------
For the Year Ended December 31, 1998
                                                                          Strong
                                                                    Opportunity Fund II
                                                                    -------------------
INCOME:
  Dividends - Unaffiliated Issuers                                     $  6,920,352
  Dividends - Affiliated Issuers                                            359,349
  Interest                                                                5,120,011
                                                                       ------------
  Total Income                                                           12,399,712

EXPENSES:
  Investment Advisory Fees                                                8,996,207
  Custodian Fees                                                             81,346
  Shareholder Servicing Costs                                             1,285,940
  Other                                                                      82,002
                                                                       ------------
  Total Expenses                                                         10,445,495
                                                                       ------------
NET INVESTMENT INCOME                                                     1,954,217

REALIZED AND UNREALIZED GAIN (LOSS):
  Net Realized Gain (Loss) on:
   Investments                                                           95,165,650
   Futures Contracts, Options and Forward Foreign Currency Contracts      1,507,766
   Foreign Currencies                                                        (4,277)
                                                                       ------------
   Net Realized Gain                                                     96,669,139

  Change in Unrealized Appreciation/Depreciation on:
   Investments                                                            8,436,649
   Foreign Currencies                                                       143,961
                                                                       ------------
   Net Change in Unrealized Appreciation/Depreciation                     8,580,610
                                                                       ------------
NET GAIN ON INVESTMENTS                                                 105,249,749
                                                                       ------------

NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS                   $107,203,966
                                                                       ============

                         See Notes to Financial Statements.


STATEMENTS OF CHANGES IN NET ASSETS
-------------------------------------------------------------------------------------------------
                                                                          Strong
                                                                   Opportunity Fund II
                                                               -----------------------------
                                                                Year Ended      Year Ended
                                                               Dec. 31, 1998   Dec. 31, 1997
                                                               -------------   -------------
OPERATIONS:
  Net Investment Income                                         $  1,954,217   $  2,571,030
  Net Realized Gain                                               96,669,139    110,951,151
  Net Change in Unrealized Appreciation/Depreciation               8,580,610     49,558,727
                                                                ------------   ------------
  Net Increase in Net Assets Resulting from Operations           107,203,966    163,080,908

DISTRIBUTIONS:
  From Net Investment Income                                      (2,125,999)    (2,571,030)
  In Excess of Net Investment Income                                      --       (162,663)
  From Net Realized Gains                                         11,831,141)   (60,859,506)
                                                                ------------   ------------
  Total Distributions                                           (113,957,140)   (63,593,199)

CAPITAL SHARE TRANSACTIONS:
  Proceeds from Shares Sold                                      190,708,336    210,554,869
  Proceeds from Reinvestment of Distributions                    113,942,474     63,573,723
  Payment for Shares Redeemed                                   (221,365,593)  (170,348,393)
                                                                ------------   ------------
  Net Increase in Net Assets from Capital Share Transactions      83,285,217    103,780,199
                                                                ------------   ------------
TOTAL INCREASE IN NET ASSETS                                      76,532,043    203,267,908

NET ASSETS:
  Beginning of Year                                              835,208,722    631,940,814
                                                                ------------   ------------
  End of Year                                                   $911,740,765   $835,208,722
                                                                ============   ============

TRANSACTIONS IN SHARES OF THE FUND:
  Sold                                                             8,920,807     10,580,657
  Issued in Reinvestment of Distributions                          5,209,676      3,633,086
  Redeemed                                                       (10,630,641)    (8,576,774)
                                                              --------------   ------------
  Net Increase in Shares of the Fund                               3,499,842      5,636,969
                                                              ==============   ============


                              See Notes to Financial Statements



                                                                                              7

NOTES TO FINANCIAL STATEMENTS
--------------------------------------------------------------------------------
December 31, 1998

1.   ORGANIZATION
     Strong Opportunity Fund II, Inc. is a diversified, open-end management investment company registered under the Investment Company Act of 1940. The Fund offers and sells its shares only to separate accounts of insurance companies for the purpose of funding variable annuity and variable life insurance contracts. At December 31, 1998, approximately 96% of the Fund's shares were owned by the separate accounts of one insurance company.

2.   SIGNIFICANT  ACCOUNTING  POLICIES
     The following is a summary of significant accounting policies followed by the Fund in the preparation of its financial statements.

     (A) Security Valuation -- Portfolio securities traded primarily on a principal securities exchange are valued at the last reported sales price or the mean of the latest bid and asked prices where no last sales price is available. Securities traded over-the-counter are valued at the mean of the latest bid and asked prices or the last reported sales price. Debt securities not traded on a principal securities exchange are valued through valuations obtained from a commercial pricing service, otherwise last sale or bid prices are used. Securities for which market quotations are not readily available are valued at fair value as determined in good faith under consistently applied procedures established by and under the general supervision of the Board of Directors. Securities which are purchased within 60 days of their stated maturity are valued at amortized cost, which approximates fair value.

          The Fund may own certain investment securities which are restricted as to resale. These securities are valued after giving due consideration to pertinent factors, including recent private sales, market conditions and the issuer's financial performance. The Fund generally bears the costs, if any, associated with the disposition of restricted securities. The Fund held no restricted securities at December 31, 1998.

     (B) Federal Income and Excise Taxes and Distributions to Shareholders -- The Fund intends to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute substantially all of its taxable income to its shareholders in a manner which results in no tax cost to the Fund. Therefore, no federal income or excise tax provision is required.

          The  character  of  distributions   made  during  the  year  from  net
          investment income or net realized gains may differ from the characterization for federal income tax purposes due to differences in the recognition of income and expense items for financial statement and tax purposes. Where appropriate, reclassifications between net asset accounts are made for such differences that are permanent in nature.

     (C) Realized Gains and Losses on Investment Transactions -- Gains or losses realized on investment transactions are calculated on a first-in, first-out basis.

     (D) Certain Investment Risks -- The Fund may utilize derivative instruments including options, futures and other instruments with similar characteristics to the extent that they are consistent with the Fund's investment objectives and limitations. The Fund intends to use such derivative instruments primarily to hedge or protect from adverse movements in securities prices or interest rates. The use of these instruments may involve risks such as the possibility of illiquid markets or imperfect correlation between the value of the instruments and the underlying securities, or that the counterparty will fail to perform its obligations.

          Foreign  denominated assets and forward currency contracts may involve
          greater  risks  than  domestic   transactions,   including   currency,
          political and economic, regulatory and market risks.

     (E) Futures -- Upon entering into a futures contract, the Fund pledges to the broker cash or other investments equal to the minimum "initial margin" requirements of the exchange. Additional securities held by the Fund may be designated as collateral on open futures contracts. The Fund also receives from or pays to the broker an amount of cash equal to the daily fluctuation in the value of the contract. Such receipts or payments are known as "variation margin" and are recorded as unrealized gains or losses. When the futures contract is closed, a realized gain or loss is recorded equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed.

     (F) Options -- The Fund may write put or call options. Premiums received by the Fund upon writing put or call options are recorded as an asset with a corresponding liability which is subsequently adjusted to the current market value of the option. When an option expires, is exercised, or is closed, the Fund realizes a gain or loss, and the liability is eliminated. The Fund continues to bear the risk of adverse movements in the price of the underlying asset during the period of the option, although any potential loss during the period would be reduced by the amount of the option premium received.

--------------------------------------------------------------------------------

     (G) Foreign Currency Translation -- Investment securities and other assets and liabilities initially expressed in foreign currencies and income are converted to U.S. dollars based upon currency exchange rates prevailing on the respective dates of such transactions. The effect of changes in foreign exchange rates on realized and unrealized security gains or losses is reflected as a component of such gains or losses.

     (H) Forward Foreign Currency Exchange Contracts -- Forward foreign currency exchange contracts are valued at the forward rate and are marked-to-market daily. The change in market value is recorded as an unrealized gain or loss. When the contract is closed, the Fund records an exchange gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed.

     (I) Repurchase Agreements -- The Fund may enter into repurchase agreements with institutions that the Fund's investment advisor, Strong Capital Management, Inc. ("the Advisor"), has determined are creditworthy pursuant to criteria adopted by the Board of Directors. Each repurchase agreement is recorded at cost. The Fund requires that the collateral, represented by securities (primarily U.S. Government securities), purchased in a repurchase transaction be maintained in a segregated account with a custodian in a manner sufficient to enable the Fund to obtain those securities in the event of a default of the issuer of the repurchase agreement. On a daily basis, the Advisor monitors each repurchase agreement to ensure the value of the collateral, including accrued interest, is at least equal to the amount owed to the Fund under each repurchase agreement.


     (J) Use of Estimates -- The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts in these financial statements. Actual results could differ from those estimates.

     (K) Other -- Investment security transactions are recorded as of the trade date. Dividend income and distributions to shareholders are recorded on the ex-dividend date. Interest income is recorded on the accrual basis and includes amortization of premium and discounts.

3.   RELATED PARTY TRANSACTIONS
     The Advisor, with whom certain officers and directors of the Fund are affiliated, provides investment advisory and shareholder recordkeeping and related services to the Fund. Investment advisory fees, which are established by terms of the Advisory Agreement, are based on an annualized rate of 1.00% of the average daily net assets of the Fund. Based on the terms of the Advisory Agreement, advisory fees and other expenses will be waived by the Advisor if the Fund's operating expenses exceed 2% of the average daily net assets of the Fund. In addition, the Fund's Advisor may voluntarily waive certain expenses at their discretion. Shareholder recordkeeping and related service fees are based on the lesser of various agreed-upon contractual percentages of the average daily net assets of the Fund or a contractually established rate for each participant account.

     The Fund may invest cash reserves in money market funds sponsored and managed by the Advisor, subject to certain limitations. The terms of such transactions are identical to those of non-related entities except that, to avoid duplicate investment advisory fees, advisory fees of the Fund are reduced by an amount equal to advisory fees paid to the Advisor under its investment advisory agreement with the money market funds.

     The amount payable to the Advisor at December 31, 1998, shareholder servicing and other expenses paid to the Advisor, and unaffiliated directors' fees for the year then ended were $118,067, $1,449,584 and $9,606, respectively.

4.   LINE OF CREDIT
     The Strong Funds have established a line of credit agreement ("LOC") with certain financial institutions to be used for temporary or emergency purposes, primarily for financing redemption payments. Combined borrowings among all participating Strong Funds are subject to a $350 million cap on the total line of credit. For individual Funds, borrowings under the LOC are limited to either the lesser of 15% of the market value of total assets or any explicit borrowing limits in the Fund's prospectus. Borrowings under the LOC bear interest based on prevailing market rates as defined in the LOC. A commitment fee of .07% per annum is incurred on the unused portion of the line of credit and is allocated to all participating Strong Funds. At December 31, 1998, there were no borrowings by the Funds outstanding under the LOC.

5.   INVESTMENT  TRANSACTIONS
     The aggregate purchases and sales of long-term securities for the year ended December 31, 1998 were $696,378,691 and $774,420,658, respectively.

--------------------------------------------------------------------------------
December 31, 1998

6.   INCOME TAX  INFORMATION
     At December 31, 1998, the cost of investments in securities for federal income tax purposes was $759,387,029. Net unrealized appreciation of securities was $148,720,071, consisting of gross unrealized appreciation and depreciation of $204,480,672 and $55,760,601, respectively.

     During the year ended December 31, 1998, the Fund paid a capital gain distribution (taxable as long-term capital gains at 20%) to shareholders of $66,819,951 (unaudited).

7.   INVESTMENTS  IN  AFFILIATES
     Affiliated issuers, as defined under the Investment Company Act of 1940, are those in which the Fund's holdings of an issuer represent 5% or more of the outstanding voting securities of the issuer, or another Strong Fund. A summary of transactions in the securities of these issuers during the year ended December 31, 1998 is as follows:

                                                                                                                    Dividend
                                    Balance of         Gross        Gross Sales     Balance of       Value           Income
                                   Shares Held       Purchases         and         Shares Held      Dec. 31,    Jan. 1 - Dec. 31,
                                   Jan. 1, 1998    and Additions    Reductions     Dec. 31, 1998      1998            1998
                                   ------------    -------------    -----------    -------------    --------    ----------------
Strong Institutional Money Fund     20,000,000              --     (20,000,000)         --             --           $354,734
Strong Investors Money Fund                 --       1,000,000      (1,000,000)         --             --              4,615




FINANCIAL HIGHLIGHTS
------------------------------------------------------------------------------------------------------------------------------------
STRONG OPPORTUNITY FUND II
------------------------------------------------------------------------------------------------------------------------
                                                                                         Year Ended
                                                                    ----------------------------------------------------
SELECTED PER-SHARE DATA (a)                                           1998       1997       1996       1995       1994
------------------------------------------------------------------------------------------------------------------------
Net Asset Value, Beginning of Period                                 $21.70     $19.24     $17.04     $14.23     $14.12
Income From Investment Operations
  Net Investment Income                                                0.05       0.07       0.13       0.12       0.11
  Net Realized and Unrealized Gains on Investments                     2.90       4.35       2.87       3.42       0.41
------------------------------------------------------------------------------------------------------------------------
  Total from Investment Operations                                     2.95       4.42       3.00       3.54       0.52
Less Distributions
  From Net Investment Income                                          (0.05)     (0.07)     (0.13)     (0.12)     (0.11)
  In Excess of Net Investment Income                                     --      (0.01)        --      (0.03)        --
  From Net Realized Gains                                             (2.88)     (1.88)     (0.67)     (0.58)     (0.30)
------------------------------------------------------------------------------------------------------------------------
  Total Distributions                                                 (2.93)     (1.96)     (0.80)     (0.73)     (0.41)
------------------------------------------------------------------------------------------------------------------------
Net Asset Value, End of Period                                       $21.72     $21.70     $19.24     $17.04     $14.23
========================================================================================================================

RATIOS AND SUPPLEMENTAL DATA
------------------------------------------------------------------------------------------------------------------------
  Total Return                                                       +13.5%     +25.5%     +18.2%     +25.8%      +3.6%
  Net Assets, End of Period (In Millions)                              $912       $835       $632       $452       $300
  Ratio of Expenses to Average Net Assets                              1.2%       1.1%       1.2%       1.2%       1.1%
  Ratio of Net Investment Income to Average Net Assets                 0.2%       0.4%       0.7%       0.8%       0.9%
  Portfolio Turnover Rate                                             88.5%     101.1%      89.8%      91.1%      74.8%


(a) Information presented relates to a share of capital stock of the Fund outstanding for the entire period.

See Notes to Financial Statements.


REPORT OF INDEPENDENT ACCOUNTANTS
--------------------------------------------------------------------------------
To the Shareholders and Board of Directors of the Strong Opportunity Fund II, Inc.

In our opinion, the accompanying statement of assets and liabilities, including the schedule of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Strong Opportunity Fund II, Inc. (the "Fund") at December 31, 1998, the results of each of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for each of the five years in the period then ended, in conformity with generally accepted accounting principles. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Fund's management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with generally accepted auditing standards which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities owned at December 31, 1998 by correspondence with the custodian, provide a reasonable basis for the opinion expressed above.

PricewaterhouseCoopers LLP

Milwaukee, Wisconsin
February 2, 1999
                                                                            11